UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2009

Diedrich Coffee, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200

Irvine, California 92614

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 2, 2009, Diedrich Coffee, Inc. (“Diedrich”), Peet’s Coffee & Tea, Inc., a Washington corporation (“Peet’s”), and Marty Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Peet’s (“Acquisition Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement provides that, on the terms and subject to the conditions thereof, Acquisition Sub shall make commercially reasonable efforts to commence within ten business days after the date of the Merger Agreement an exchange offer (the “Offer”) to acquire all of the issued and outstanding shares of Diedrich common stock, $0.01 par value (the “Shares”), whereby each Share will be exchanged for a combination of (i) $17.33 in cash (the “Cash Component”), and (ii) a fraction of a share of Peet’s common stock (the “Stock Component,” and together with the Cash Component, the “Consideration”) having a numerator equal to $8.67 and a denominator equal to the Parent Average Stock Price (as defined in the Merger Agreement); provided, however, that in no event will the Stock Component exceed 0.315 of a share of Peet’s common stock. No fractional shares of Peet’s common stock shall be issued in connection with the Offer. The Board of Directors of each of Diedrich, Peet’s and Acquisition Sub has unanimously approved the Merger Agreement and the transactions contemplated thereby.

After the satisfaction or waiver of the conditions to the Merger (as defined below), Acquisition Sub will merge with and into Diedrich, with Diedrich surviving as a wholly owned subsidiary of Peet’s (the “Merger”). In the Merger, each outstanding Share that is not tendered and accepted pursuant to the Offer (other than Shares held by Diedrich or any of its wholly owned subsidiaries or held in its treasury, or owned by Peet’s or Acquisition Sub or any other wholly owned subsidiary of Peet’s, and other than Shares as to which appraisal rights have been perfected in accordance with applicable law) will be converted into the right to receive the Consideration.

Upon the first acceptance by Acquisition Sub of any Shares pursuant to the Offer (the “Acceptance Time”), each stock option to purchase shares of Diedrich common stock from Diedrich that is outstanding and unexercised immediately prior to the Acceptance Time shall automatically be cancelled and converted into the right to receive the following: (i) if the exercise price per share of such option is less than the Cash Component, then (A) an amount of cash determined by multiplying (1) the number of shares of Diedrich common stock that were subject to such option immediately prior to the Acceptance Time, times (2) the amount by which the Cash Component exceeds the exercise price per share of such option, and (B) a number of shares of Peet’s common stock determined by multiplying (1) the number of shares of Diedrich common stock that were subject to such option immediately prior to the Acceptance Time, times (2) the Stock Component; (ii) if the exercise price per share of such option is equal to the Cash Component, then (A) no cash and (B) a number of shares of Peet’s common stock determined by multiplying (1) the number of shares of Diedrich common stock that were subject to such option immediately prior to the Acceptance Time, times (2) the Stock Component; (iii) if the exercise price per share of such option is greater than the Cash Component but less than the Total Option Value (as defined in the Merger Agreement), then (A) no cash and (B) a number of shares of Peet’s common stock determined by multiplying (1) the number of shares of Diedrich common stock that were subject to such option immediately prior to the Acceptance Time, times (B) the Stock Component, times (C) the In-the-Money Option Percentage (as defined in the Merger Agreement); and (iv) if the exercise price per share of such option is greater than the Total Option Value, then (A) no cash and (B) no shares of Peet’s common stock. At the Acceptance Time, each Diedrich warrant that is outstanding immediately prior to the Acceptance Time shall automatically be cancelled and converted into the right to receive (i) an amount of cash determined by multiplying (A) the number of shares of Diedrich common stock that were subject to such Diedrich warrant immediately prior to the Acceptance Time, times (B) the Cash Component, times (C) the In-the-Money Warrant Percentage (as defined in the Merger Agreement), and

(ii) a number of shares of Peet’s common stock determined by multiplying (A) the number of shares of Diedrich common stock that were subject to such Diedrich warrant immediately prior to the Acceptance Time, times (B) the Stock Component, times (C) the In-the-Money Warrant Percentage.

Consummation of the Offer is subject to customary conditions, including, but not limited to, (i) a number of Shares validly tendered and not withdrawn pursuant to the Offer that, together with any Shares owned by Peet’s, Acquisition Sub or any other subsidiary of Peet’s immediately prior to the acceptance pursuant to the Offer, representing more than 50% of the Adjusted Outstanding Share Number (as defined in the Merger Agreement), (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) since the date of the Merger Agreement. The Offer is not subject to a financing condition.

The Offer will initially expire at midnight, Eastern Time, on the 20th business day following the commencement thereof. Subject to the parties’ respective termination rights pursuant to the Merger Agreement, if, at the time as of which the Offer is scheduled to expire, any condition to the Offer is not satisfied and has not been waived, then Acquisition Sub shall extend the Offer on one or more occasions, for additional successive periods of up to 20 business days per extension (with the length of such periods to be determined by Peet’s), until all conditions to the Offer are satisfied or validly waived in order to permit the Acceptance Time to occur; provided, however, that in no event shall Acquisition Sub be required to extend the Offer to a date later than March 31, 2010. If less than 90% of the Shares are accepted for exchange pursuant to the Offer, Acquisition Sub may, in its sole discretion, elect to provide for one or more subsequent offering periods of up to 20 business days in the aggregate. Peet’s shall also file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Form S-4”) under the Securities Act of 1933, as amended (the “Securities Act”), to register the offer and sale of shares of its common stock pursuant to the Offer.

Consummation of the Merger is subject to customary conditions, including, but not limited to, consummation of the Offer, effectiveness of the Form S-4, and, if required under applicable law, approval of the Merger Agreement by Diedrich’s stockholders. The parties have agreed that, if Peet’s, Acquisition Sub or any other subsidiary of Peet’s owns in the aggregate at least 90% of the outstanding Shares, then the parties shall take all actions necessary and appropriate to cause Acquisition Sub to merge into Diedrich in a “short-form” merger as soon as practicable pursuant to the applicable provisions of Delaware law, which will not require the approval of Diedrich’s stockholders.

In the Merger Agreement, Diedrich has granted to Peet’s and Acquisition Sub an option (the “Top-Up Option”) to purchase an aggregate number of newly issued shares of Diedrich common stock equal to the lesser of (i) the number of shares of Diedrich common stock that, when added to the number of shares of Diedrich common stock owned by Peet’s, Acquisition Sub or any other subsidiary of Peet’s at the time the Top-Up Option is exercised, constitutes a percentage designated by Peet’s in its sole discretion that is greater than 90% but less than 91% of the number of shares of Diedrich common stock that would be outstanding immediately after the issuance of all shares of Diedrich common stock subject to the Top-Up Option, or (ii) the aggregate number of shares of Diedrich common stock that Diedrich is authorized to issue under its certificate of incorporation but that are not issued and outstanding (and not subscribed for or otherwise committed to be issued) at the time of the exercise of the Top-Up Option. The aggregate purchase price for the Top-Up Option is determined by multiplying the number of such shares by an amount equal to the sum of (i) the Cash Component, and (ii) the amount determined by multiplying (a) the Stock Component by (b) the Parent Average Stock Price (as defined in the Merger Agreement). Peet’s or Acquisition Sub may exercise, in whole or in part, the Top-Up Option at any time at or after the Acceptance Time but prior to the earlier of the Effective Time (as defined in the Merger Agreement) and the date on which the Merger Agreement is terminated.

In addition, pursuant to the terms of the Merger Agreement, effective upon the Acceptance Time and from time to time thereafter, Peet’s shall be entitled to designate, to serve on Diedrich’s board of directors, the number of directors, rounded up to the next whole number, determined by multiplying (i) the total number of directors on Diedrich’s board of directors (giving effect to any increase in the size of Diedrich’s board of directors effected pursuant to the Merger Agreement) by (ii) a fraction having (a) a numerator equal to the aggregate number of shares of Diedrich common stock then beneficially owned by Peet’s or Acquisition Sub or any other subsidiary of Peet’s (including all shares of Diedrich common stock accepted for exchange pursuant to the Offer) and (b) a denominator equal to the total number of shares of Diedrich common stock then issued and outstanding.

The Merger Agreement contains customary representations and warranties by Peet’s, Acquisition Sub and Diedrich. The Merger Agreement also contains customary covenants and agreements, including with respect to the operation of Diedrich’s business between the signing of the Merger Agreement and the earlier of the closing of the Merger or termination of the Merger Agreement, solicitation of alternative acquisition proposals by Diedrich, governmental filings and approvals, and other matters.

The Merger Agreement and the Offer may be terminated under certain customary circumstances by Peet’s or Diedrich, including if the Acceptance Time does not occur by March 31, 2010. The Merger Agreement provides for a termination fee payable by Diedrich to Peet’s if the Merger Agreement is terminated under certain circumstances. The amount payable by Diedrich to Peet’s pursuant to such termination fee provisions is three percent (3%) or four percent (4%) of the transaction value, depending on the circumstances under which the Merger Agreement is terminated. If Diedrich fails to pay when due any amounts payable under such termination fee provisions, then Diedrich shall (i) reimburse Peet’s for all reasonable costs and expenses (including fees and disbursements of legal counsel) actually incurred in connection with the collection of such overdue amount and the enforcement by Peet’s of its rights under the Merger Agreement, and (ii) pay to Peet’s interest on any amount that is overdue.

The Merger Agreement is included as an exhibit to this Current Report on Form 8-K to provide additional information regarding the terms of the transactions described herein and is not intended to provide any other factual information or disclosure about Diedrich, Peet’s or Acquisition Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of a specific date, were solely for the benefit of the parties to such agreement (except as to certain indemnification obligations), are subject to limitations agreed upon by the contracting parties, including being qualified by disclosure schedules made for the purposes of allocating contractual risk between and among the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Diedrich’s public disclosures. Investors are not third-party beneficiaries under the Merger Agreement and, in light of the foregoing reasons, should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Diedrich, Peet’s or Acquisition Sub or any of their respective subsidiaries or affiliates.

In connection with the transactions contemplated by the Merger Agreement, certain directors and executive officers of Diedrich have entered into stockholder agreements with Peet’s (the “Stockholder Agreements”) whereby such directors and executive officers have agreed to tender Shares in the Offer, subject to certain terms and conditions. Pursuant to his Stockholder Agreement, Paul C. Heeschen, chairman of Diedrich’s board of directors, has agreed to tender 1,832,580 Shares in the Offer.

The foregoing descriptions of the Merger Agreement and Stockholder Agreements are qualified in their entireties by reference to the full texts thereof, which are attached hereto as Exhibits 2.1, 99.1 and 99.2, respectively, and incorporated herein by reference. The press release announcing the transactions contemplated by the Merger Agreement is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Additional Information

In connection with the Offer and the Merger, Peet’s intends to file a Registration Statement on Form S-4 and a Tender Offer Statement on Schedule TO with the SEC, and Diedrich intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Such documents are not currently available. When these documents become available, Diedrich stockholders are urged to read them carefully before making any decisions, as they will contain important information about the transaction. Investors will be able to obtain free copies of the Form S-4, the Schedule TO and the Schedule 14D-9, as well as other filings containing information about Diedrich and Peet’s, without charge, at the SEC’s website (www.sec.gov) once such documents are filed with the SEC. A free copy of the Schedule 14D-9, when it becomes available, may also be obtained from Diedrich’s website at www.diedrich.com under the heading “Investor Services” and also by making a request to Investor Relations at Diedrich Coffee, Inc., 28 Executive Park, Suite 200, Irvine, CA 92614.

Forward-Looking Statements

We make forward-looking statements in this Current Report on Form 8-K that are subject to risks and uncertainties. These forward-looking statements include information about the proposed Merger, possible or assumed future results of our financial condition, operations, plans, objectives and performance. When we use the words “believe,” “expect,” “anticipate,” “estimate” or similar expressions, we are making forward-looking statements. Many possible events or factors could affect our future financial results and performance. This could cause our results or performance to differ materially from those expressed in our forward-looking statements. You should consider these risks when you review this Current Report on Form 8-K, along with the following possible events or factors:

•	the risk that the Offer and the Merger will not close;
•	the risk that Peet’s business and/or Diedrich’s business will be adversely impacted during the pendency of the Offer and the Merger;
•	the risk that the operations of Peet’s and Diedrich will not be integrated successfully;
•	the financial and operating performance of our wholesale operations;
•	our ability to achieve and/or maintain profitability over time;
•	the successful execution of our growth strategies;
•	the impact of competition; and
•	the availability of working capital.

Additional risks and uncertainties are described in detail under the caption “Risk Factors Relating to Diedrich Coffee and Its Business” in our annual report on Form 10-K for the fiscal year ended June 24, 2009 and in other reports that we file with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date of this Current Report on Form 8-K. There can be no assurance that the proposed Merger will in fact be consummated. Except where required by law, we do not undertake an obligation to revise or update any forward-looking statements, whether as a result of new information, future events or changed circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 2, 2009, by and among Peet’s Coffee & Tea, Inc., Marty Acquisition Sub, Inc. and Diedrich Coffee, Inc.

99.1	Stockholder Agreement, dated as of November 2, 2009, by and between Peet’s Coffee & Tea, Inc. and Paul C. Heeschen

99.2	Form of Stockholder Agreement, dated as of November 2, 2009, by and between Peet’s Coffee & Tea, Inc. and Certain Directors and Executive Officers of Diedrich Coffee, Inc.

99.3	Joint Press Release, dated as of November 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIEDRICH COFFEE, INC.

Date: November 3, 2009	By:	/S/ SEAN M. MCCARTHY
Sean M. McCarthy Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 2, 2009, by and among Peet’s Coffee & Tea, Inc., Marty Acquisition Sub, Inc. and Diedrich Coffee, Inc.

99.1	Stockholder Agreement, dated as of November 2, 2009, by and between Peet’s Coffee & Tea, Inc. and Paul C. Heeschen

99.2	Form of Stockholder Agreement, dated as of November 2, 2009, by and between Peet’s Coffee & Tea, Inc. and Certain Directors and Executive Officers of Diedrich Coffee, Inc.

99.3	Joint Press Release, dated as of November 2, 2009

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